SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                     ______________________



                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of Report :  February 13, 1995


SOUTHERN INDIANA GAS AND ELECTRIC COMPANY
__________________________________________________

(Exact name of registrant as specified in charter)


State or other jurisdiction of incorporation:  Indiana

Commission File Number:  1-3553

IRS Employer Identification No.:  35-0672570





20 N. W. Fourth Street, Evansville, Indiana 47741-0001
______________________________________________________
(Address of principal executive offices)   (Zip Code)

Registrant's telephone number, including area code: (812) 465-5300

Item 5.  OTHER EVENTS.

     The Company reports the availability of audited consolidated financial statements for the year ended
December 31, 1994.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

     See Exhibit Index and Exhibits following.

                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  February 13, 1995

SOUTHERN INDIANA GAS AND ELECTRIC COMPANY
 Registrant



 /s/ A. E. Goebel
     A. E. Goebel
Senior Vice President,
Chief Financial Officer
Secretary and Treasurer

                          EXHIBIT INDEX


The following exhibits are filed herewith and made a part hereof.

                                                                 PAGE NO.
  Exhibit 23  -  Consent of Independent Public Accountants          5

  Exhibit 27  -  Financial Data Schedule

  Exhibit 99  -  Audited Consolidated Financial Statements for
                 the year ended December 31, 1994 as follows:

                 .1  Consolidated Statements of Income              6

                 .2  Consolidated Statements of Cash Flow           7

                 .3  Consolidated Balance Sheets                  8 & 9

                 .4  Consolidated Statements of Capitalization     10

                 .5 Consolidated Statements of Retained
                     Earnings                                      11

                 .6 Notes to Consolidated Financial
                     Statements                                   12-23

                 .7  Report of Independent Public Accountants      24

                 .8  Management's Discussion and Analysis of
                     Results of Operations and Financial
                     Condition                                    25-42

                 .9  Selected Financial Data                       43

                 .10  Selected Quarterly Financial Data            44